CROWN LABORATORIES, INC.
       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF THE SHAREHOLDERS ON SEPTEMBER 16, 1997

     The undersigned hereby appoints Craig E. Nash and Scott O. Nash, or either of them with full power of substitution to each of them, as proxies to represent the undersigned at the Annual Meeting of Shareholders of Crown Laboratories, Inc., to be held at 10:00 am local time, September 16, 1997, at Monte Carlo Resort & Casino, 3770 Las Vegas Blvd., South, Las Vegas, Nevada 89109, and at any adjournment thereof and to vote all shares of stock which the undersigned may be entitled to vote at such meeting in the following manner:

1. To   approve   Proposal   One  to  amend  the  Certificate  of
   Incorporation to adopt a classified Board of Directors.

                    FOR            AGAINST   ABSTAIN
                    ---            -------   -------
                    [  ]           [  ]      [  ]

2. For all Nominees listed below except as set forth to the contrary below.

     Class I Directors: Dr. Linda Carrick and Lee A. Hooker
  Class II Directors: Herbert G. Altman and Arthur M. Berkowitz
 Class III Directors: Christopher C. Demetree, Craig E. Nash and
                          Scott O. Nash

                    [  ] For all Nominees

                    [  ] Withholding All Nominees

     To  withhold authority for any individual Nominee, write the
     Nominee's name:
                     ---------------------------------

3. To  approve   Proposal  Three  to  amend  the  Certificate   of
   Incorporation  to eliminate the designations of  Series  A  and
   Series B Preferred Stock.    FOR    AGAINST   ABSTAIN
                                ---    -------   -------
                                [  ]   [  ]      [  ]
4. To approve Proposal Four to adopt the Crown Laboratories, Inc. 1997 Incentive Plan.
                    FOR       AGAINST   ABSTAIN
                    ---       -------   -------
                    [  ]      [  ]      [  ]

5. To vote with discretionary authority upon any other business which may properly come before the meeting or any adjournment thereof.

THIS  PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE  MANNER
DIRECTED  HEREIN.  IF NO SPECIFICATION IS MADE, IT WILL BE  VOTED
FOR EACH OF THE ABOVE PROPOSALS.

  The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and Proxy Statement dated
August 22, 1997.

     Date                     , 1997.
          --------------------

------------------------------       ----------------------------
Signature of Shareholder             Signature of Shareholder

      This proxy should be signed exactly as your name appears hereon. Joint owners should both sign. If signed by executors, administrators, trustees and other persons signing in representative capacity, they should give full titles. Please complete, date, and sign this proxy and return it in the enclosed envelope.